SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 7, 2004


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)



         0-26372                                          82-0429727
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       (Commission                                      (IRS Employer
       File Number)                                   Identification No.)


      349 Oyster Point Boulevard, Suite 200
             South San Francisco, CA                             94080
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     (Address of principal executive offices)                 (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)



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ITEM 5:  OTHER EVENTS.

         Filed with this report as Exhibit 99.01 is a press release issued by the Company on July 7, 2004 announcing that the United Kingdom's Committee on Safety of Medicines ("CSM") will recommend that marketing authorization be granted by the Medicines and Healthcare Products Regulatory Agency ("MHRA") for CellegesicTM (branded Rectogesic(R) outside the United States) upon receipt of satisfactory responses to minor patient information and packaging specification issues.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.01 Press Release issued by the Registrant dated July 7, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 8, 2004                   CELLEGY PHARMACEUTICALS, INC.


                                     By: /s/ A. Richard Juelis
                                         ---------------------------------------
                                          A. Richard Juelis
                                          Vice President of Finance and
                                          Chief Financial Officer